UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 2007
_______________________

Arbor Realty Trust, Inc.

____________________________________________________

(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
____________________________________________________
(Address of principal executive offices) (Zip Code)

(516) 832-8002
____________________________________________________
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Arbor Realty Trust, Inc.
Current Report on Form 8-K

Item 8.01 Other Events.

On October 22, 2007, Arbor Realty Trust, Inc. (the "Company") issued a press release announcing that the Company, as part of an investor group, sold 50% of its economic interest in the 1107 Broadway property on October 22, 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number

	99.1	Press Release, dated October 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBOR REALTY TRUST, INC.

Dated: October 22, 2007	By:	/s/ Walter K. Horn
Name: Walter K. Horn
Title: General Counsel, Secretary and Director of Compliance

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated October 22, 2007.